EXHIBIT 99.2


              FIRST AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT

                              TO SECURITY AGREEMENT

                  FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (collectively, this "First Amendment"), dated as of December 28, 2000, among WEBLINK WIRELESS, INC. (f/k/a PageMart Wireless, Inc.), a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"), BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (the "Syndication Agent") and BANKERS TRUST COMPANY and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Arrangers (the "Co-Arrangers"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Arrangers are parties to a Credit Agreement, dated as of March 23, 1999 (as amended, modified and/or supplemented up to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower and the Collateral Agent are parties to a Security Agreement, dated as of March 23, 1999 (as amended, modified and/or supplemented up to, but not including, the date hereof, the "Security Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement and the Security Agreement as herein provided;


                  NOW, THEREFORE, it is agreed:

I.       Amendments to Credit Agreement.

         1. The Borrower hereby acknowledges and agrees that, notwithstanding anything to the contrary contained in Section 1.14 of the Credit Agreement or elsewhere in the Credit Agreement or in any other Credit Document, (x) Multiple Draw II Term Loan Commitments shall not be permitted to be furnished pursuant to
Section 1.14 of the Credit Agreement at any time after the First Amendment Effective Date (as defined below) and (y) Multiple Draw II Term Loans shall not be permitted to be incurred by the Borrower, and shall not be made available to the Borrower, at any time after the First Amendment Effective Date.

         2. Section 3.01(e) of the Credit Agreement is hereby amended by adding the following new sentence at the end of said Section:

                  "For the avoidance of doubt, the parties hereto acknowledge and agree that the Letter of Credit Fee, from and after the First Amendment Effective Date, with respect to all then outstanding and thereafter issued Letters of Credit, shall be determined based on the Applicable Margin in effect from time to time with respect to Revolving Loans that are maintained as Eurodollar Loans, in each case after giving effect to the amendment to the definition of "Applicable Margin" contained in the First Amendment."

         3. Section 3.01 of the Credit Agreement is hereby amended by adding the following new clause (i) at the end of said Section:

                  "(i) In addition to any of the fees described in this Section 3.01, the Borrower hereby agrees to pay to each Lender a non-refundable cash fee (the "Additional Fee") equal to 100 basis points (1.0%) of an amount equal to the sum of the outstanding principal amount of Multiple Draw I Term Loans, Multiple Draw I Term Loan Commitment and Revolving Loan Commitment of each Lender, as same is in effect on the First Amendment Effective Date, on the earliest to occur of (x) the first date upon which the Cap Amount equals $100,000,000 less the amount of reductions thereto pursuant to the proviso to the first sentence of the definition of Cap Amount contained herein, (y) the Multiple Draw I/Revolver Maturity Date or (z) the first date upon which all Commitments pursuant to this Agreement have terminated and the principal amount of all outstanding Loans has been repaid in full."

         4. Section 4.02(b)(i) of the Credit Agreement is hereby amended by adding the following new sentence after the table appearing therein:

         "Each Multiple Draw I Term Loan Scheduled Repayment shall be applied on a pro rata basis to each Tranche of outstanding Multiple Draw I Term Loans (based on the relative outstanding principal amounts thereof)."

         5. Section 4.02(c) of the Credit Agreement is hereby amended by deleting the phrase "or (iv) from equity contributions to any Subsidiary of the Borrower to the extent made by the Borrower or another Subsidiary of the Borrower" appearing therein and by inserting in lieu thereof the following new text:

         ", (iv) from equity contributions to any Subsidiary of the Borrower to the extent made by the Borrower or another Subsidiary of the Borrower or (v) during 2001 from the issuance by the Borrower of shares of its common stock or Qualified Preferred Stock during such year".

         6. Section 4.03 of the Credit Agreement is hereby amended by (x) inserting the text "(a)" immediately prior to the text "Except as otherwise specifically provided herein," appearing in the first line of said Section and
(y) inserting the following new clauses (b), (c), (d) and (e) at the end of said
Section:

                  "(b)(i) The Borrower and each Subsidiary Guarantor, if any, shall establish and shall maintain one or more lockboxes for the collection of payments made in respect of

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

         Receivables (as defined in the Security Agreement) (each, a "Lockbox"), in each case with one or more Lockbox Banks as defined below, and shall instruct all account debtors of Receivables of the Borrower and each Subsidiary Guarantor, if any, to remit all payments to their respective Lockboxes. All amounts received by the Borrower and each Subsidiary Guarantor, if any, from any account debtor shall, subject to the requirements of Section 9.16, upon receipt be deposited into a Lockbox. Notwithstanding anything to the contrary contained above, certain amounts (which in the aggregate shall not be material) may from time to time for convenience purposes, and in accordance with the practices of the Borrower prior to the First Amendment Effective Date, be deposited into the local accounts described in Part III of
         Schedule XIII, so long as such amounts are swept each Business Day into the Concentration Account.

                  (ii) Each Credit Party, the Collateral Agent and financial institutions selected by the respective Credit Party and reasonably acceptable to the Administrative Agent (the "Lockbox Banks") shall enter into agreements substantially in the form of Exhibit N-1 or in such other form as may be agreed upon by the Administrative Agent and the Collateral Agent (the "Lockbox Agreements"), providing, among other things, for all receipts (including with respect to Receivables) available in the respective Lockbox at the end of each Business Day in accordance with the relevant Lockbox Agreement to be transferred at the end of each Business Day from the respective Lockbox to the Concentration Account referenced below. All collections and other amounts received by any Credit Party from any account debtor shall, subject to the provisions of the last sentence of preceding clause (i), upon receipt be deposited into a Lockbox or the Concentration Account.

                  (iii) Each Credit Party may close Lockboxes and/or open new Lockboxes with the prior written consent of the Collateral Agent and subject to prior execution and delivery to the Collateral Agent of Lockbox Agreements consistent with the provisions of this Section 4.03(b) and in form and substance satisfactory to the Administrative Agent and its counsel.

                  (c) Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts available in each Lockbox shall be wired each Business Day into an account (the "Concentration Account") established pursuant to a concentration account agreement entered into among the Borrower, the Collateral Agent and a banking institution satisfactory to the Administrative Agent substantially in the form of Exhibit N-2 or in such other form as may be agreed upon by the Administrative Agent and the Collateral Agent (the "Concentration Account Agreement").

                  (d) Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may (and upon the direction of the Required Lenders shall) restrict the Borrower's ability to access or use funds on deposit in the Concentration Account, and the Collateral Agent may direct that any such funds be transferred to it (in which case such funds shall be applied in accordance with the requirements of the Security Agreement)."

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

         7. Section 6.01 of the Credit Agreement is hereby amended by adding the following new text immediately at the end thereof:

         "and (iii) the Borrower shall not believe in its good faith judgment that there will be a Default or Event of Default pursuant to any of Sections 9.07, 9.08, 9.09 and 9.10 as of the end of the calendar month or fiscal quarter, as the case may be, in which the respective Credit Event occurs and (iv) the Administrative Agent shall not have been notified in writing by the Required Lenders that they believe, in their reasonable judgment, that there will be a Default or Event of Default pursuant to any of Sections 9.07, 9.08, 9.09 and 9.10 as of the end of the calendar month or fiscal quarter, as the case may be, in which the respective Credit Event occurs".

         8. Section 6 of the Credit Agreement is hereby further amended by inserting the following new Section 6.06 immediately following Section 6.05 appearing in said Section:

                  "6.06 Override of Outstandings. At the time of each Credit Event, and after giving effect to such Credit Event, (x) the aggregate principal amount of outstanding Loans plus the Letter of Credit Outstandings at such time (after giving effect to such Credit Event) shall not exceed the Cap Amount as then in effect and (y) the aggregate principal amount of outstanding Term Loans and Revolving Loans of no Lender, when added to such Lender's RL Percentage of the Letter of Credit Outstandings and outstanding principal amount of Swingline Loans, in each case at such time (after giving effect to such Credit Event) shall exceed such Lender's Percentage of the Cap Amount as then in effect."

         9. Section 8.01(a) of the Credit Agreement is hereby amended by (i) deleting the text "Within 30 days after the end of the first two fiscal months of each fiscal quarter of the Borrower (commencing with the fiscal month ending on April 30, 1999)" and inserting the text "Within 30 days after the end of each fiscal month of the Borrower (commencing with its fiscal month ending on December 31, 2000)" in lieu thereof and (ii) inserting the text "and setting forth the relevant calculations necessary to demonstrate the Borrower's compliance with Sections 9.07, 9.08, 9.09 and 9.10 hereof" immediately following the reference to "comparable budgeted figures for such fiscal month," appearing in clause (i) of said Section.

         10. Section 8.01(e) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately before the text "No later than 45 days" appearing in said Section and (ii) inserting the following new clause (y) at the end of such Section:

                  "(y) On or prior to February 1, 2001 and on each one-month anniversary thereof, the Borrower shall provide the Administrative Agent and the Lenders with its operating budget for the succeeding six months from each relevant date which budget shall be prepared in good faith by the Borrower and shall include, without limitation, the Borrower's and its Subsidiaries' consolidated balance sheets and the related consolidated and consolidating statements of income and relevant cash flows for such period, and the form of presentation of such budget shall be reasonably satisfactory to the Administrative Agent."

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

         11. Section 8.01 of the Credit Agreement is hereby amended by inserting the following new clause (k) at the end of such Section:

                  "(k) In respect of each of the accounts listed on Part I and
         Part II of Schedule XIII, from the First Amendment Effective Date and until such time as such accounts have been terminated or converted into the Concentration Account or Lockboxes, as the case may be, in accordance with Section 9.16(i) and (ii), the Borrower shall cause each relevant banking institution where such accounts are maintained to provide access to the same reports and information to which (and at the same times) the Borrower has access, which reports and information shall detail, among other things, the relevant balance of the relevant account and any and all activity relating to such account. Upon the request of the Administrative Agent, the Borrower shall use reasonable efforts to provide the Administrative Agent with computer access to account information (including balances and cash flows) with respect to the accounts on Part I and Part II of Schedule XIII maintained by the Borrower or any of its Subsidiaries."

         12. Section 8.08 of the Credit Agreement is hereby amended by inserting the following new text immediately at the end thereof:

         "and (iii) each of its, and each of its Subsidiaries', fiscal months to begin on the first day of the respective calendar month and to end on the last day of the respective calendar month".

         13. Section 8.13 of the Credit Agreement is hereby amended by inserting the following new sentence immediately at the end thereof:

                  "Notwithstanding anything to the contrary contained above in this Section 8.13 or elsewhere in this Agreement or any other Credit Document, with respect to the License Subsidiaries which cease to qualify as Non-Guarantor Subsidiaries on the First Amendment Effective Date as a result of the amendment to the definition of "Non-Guarantor Subsidiaries" contained in the First Amendment, the Borrower shall take, and shall cause such License Subsidiaries to take, the actions specified in the first sentence of this Section 8.13 above as promptly as practicable after the First Amendment Effective Date, provided that in any event the documentation referenced in the first sentence of this definition shall be executed and delivered not later than January 15, 2001 and all other actions required to be taken in connection therewith shall be completed to the reasonable satisfaction of the Administrative Agent not later than January 31, 2001."

         14. Section 9.07(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.07(a) in lieu thereof:

                  "(a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that (i) during the fiscal year of the Borrower ended December 31, 2001, the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures made during such fiscal year does not exceed, at any time during any fiscal month of the Borrower described

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

         below (but in each case tested on a year to date basis), the amount set forth opposite such fiscal month below:

                   Fiscal Month Ending                        Amount
                   -------------------                        ------
                  January 31, 2001                          $8,500,000
                  February 28, 2001                        $14,500,000
                  March 31, 2001                           $17,300,000
                  April 30, 2001                           $27,540,000
                  May 31, 2001                             $31,710,000
                  June 30, 2001                            $35,920,000
                  July 31, 2001                            $37,290,000
                  August 31, 2001                          $38,700,000
                  September 30, 2001                       $45,150,000
                  October 31, 2001                         $47,000,000
                  November 30, 2001                        $48,000,000
                  December 31, 2001                        $49,000,000

         and (ii) during any fiscal year of the Borrower set forth below (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed in any fiscal year of the Borrower set forth below the amount set forth opposite such fiscal year below:

                 Fiscal Year Ending                          Amount
                 ------------------                          ------
                  December 31, 2002                        $40,000,000
                  December 31, 2003                        $40,000,000

         Notwithstanding anything to the contrary set forth in clause (i) of this Section 9.07(a), the Borrower may not make Lease Unit Capital Expenditures during the fiscal year of the Borrower ended December 31, 2001 which would exceed, at any time during any fiscal month of the Borrower described below (in each case tested on a year to date basis), the amount set forth opposite such fiscal month below:

                 Fiscal Month Ending                          Amount
                 -------------------                          ------
                  January 31, 2001                           $ 670,000
                  February 28, 2001                         $1,380,000
                  March 31, 2001                            $2,130,000
                  April 30, 2001                            $2,900,000
                  May 31, 2001                              $3,720,000
                  June 30, 2001                             $4,580,000
                  July 31, 2001                             $5,420,000
                  August 31, 2001                           $6,300,000
                  September 30, 2001                        $7,220,000
                  October 31, 2001                          $8,150,000

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

                  November 30, 2001                         $9,120,000
                  December 31, 2001                        $10,130,000

         Notwithstanding anything to the contrary set forth in clause (ii) of this Section 9.07(a), the Borrower may not make Lease Unit Capital Expenditures during the fiscal year of the Borrower described below) which would exceed (in each case tested on a year to date basis) the amount set forth opposite such fiscal year below:

                 Fiscal Year Ending                           Amount
                 ------------------                           ------
                  December 31, 2002                        $10,000,000
                  December 31, 2003                        $10,000,000

         15. Section 9.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.08 in lieu thereof:

                  "9.08 Consolidated Cash Interest Coverage Ratio. (a) The Borrower will not permit the Consolidated Cash Interest Coverage Ratio for the Test Period ending December 31, 2000 to be less than 0.70:1.00.

                  (b) Furthermore, the Borrower will not permit the Consolidated Cash Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of the Borrower described below to be less than the ratio set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending                       Ratio
                  ---------------------                       -----
                  March 31, 2002                           0.45:1.00
                  June 30, 2002                            0.70:1.00
                  September 30, 2002                       0.90:1.00
                  December 31, 2002                        1.10:1.00
                  March 31, 2003                           1.15:1.00
                  June 30, 2003                            1.20:1.00".

         16. Section 9.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.09 in lieu thereof:

                  "9.09 LTM EBITDA for Advanced Messaging Services. (a) The Borrower will not permit Consolidated LTM EBITDA for Advanced Messaging Services for any period of 12 consecutive fiscal months ending on the last day of a fiscal month of the Borrower described below to be less than the amount set forth opposite such fiscal month below:

                  Fiscal Month Ending                         Amount
                  -------------------                         ------
                  January 31, 2001                         $(43,600,000)
                  February 28, 2001                        $(46,500,000)

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

                  March 31, 2001                           $(47,900,000)
                  April 30, 2001                           $(47,100,000)
                  May 31, 2001                             $(49,100,000)
                  June 30, 2001                            $(47,200,000)
                  July 31, 2001                            $(44,600,000)
                  August 31, 2001                          $(36,600,000)
                  September 30, 2001                       $(29,700,000)
                  October 31, 2001                         $(23,700,000)
                  November 30, 2001                        $(15,700,000)
                  December 31, 2001                        $  (7,500,000)

         (b) Furthermore, the Borrower will not permit Consolidated LTM EBITDA for Advanced Messaging Services for any Test Period ending on the last day of a fiscal quarter of the Borrower described below to be less than the amount set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending                       Amount
                  ---------------------                       ------
                  March 31, 2002                            $3,000,000
                  June 30, 2002                            $14,000,000
                  September 30, 2002                       $25,000,000
                  December 31, 2002                        $38,000,000
                  March 31, 2003                           $45,000,000
                  June 30, 2003                            $60,000,000".

         17. Section 9.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.10 in lieu thereof:

                  "9.10 Minimum Consolidated EBITDA. (a) The Borrower will not permit Consolidated EBITDA for any period of 12 consecutive fiscal months ending on the last day of a fiscal month of the Borrower described below to be less than the amount set forth opposite such fiscal month below:

                  Fiscal Month Ending                         Amount
                  -------------------                         ------
                  January 31, 2001                         $20,200,000
                  February 28, 2001                        $15,400,000
                  March 31, 2001                           $10,200,000
                  April 30, 2001                            $7,000,000
                  May 31, 2001                              $3,700,000
                  June 30, 2001                             $ (600,000)
                  July 31, 2001                            $(3,000,000)
                  August 31, 2001                          $(3,900,000)
                  September 30, 2001                       $(3,100,000)
                  October 31, 2001                         $(1,600,000)
                  November 30, 2001                         $4,000,000

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

                  December 31, 2001                         $9,000,000

         (b) Furthermore, the Borrower will not permit Consolidated EBITDA for any Test Period ending on the last day of a fiscal quarter of the Borrower described below to be less than the amount set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending                       Amount

                  March 31, 2002                           $21,000,000
                  June 30, 2002                            $31,000,000
                  September 30, 2002                       $40,000,000
                  December 31, 2002                        $44,000,000
                  March 31, 2003                           $54,000,000
                  June 30, 2003                            $66,000,000".

         18. Section 9 of the Credit Agreement is hereby further amended by inserting the following new Section 9.16 immediately following Section 9.15 appearing in said Section:

                  "9.16 Limitation on Bank Accounts and Amounts on Deposit Therein. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, open, maintain or otherwise have any checking, savings or other deposit accounts at any bank or other financial institution where money (or Cash Equivalents) is or may be deposited or maintained with any Person, other than (i) the Concentration Account (it being understood and agreed that the account described in Part I of Schedule XIII may be maintained until February 15, 2001, but that such account must be converted into the Concentration Account or closed and replaced with a new Concentration Account on or prior to such date), (ii) one or more Lockboxes established with Lockbox Banks in accordance with the requirements of
         Section 4.03(b) hereof (it being understood and agreed that the accounts listed in Part II of Schedule XIII may be maintained until February 15, 2001, but that on or prior to such date such accounts shall be terminated unless Lockbox Agreements with respect thereto have been executed and delivered by the appropriate parties in accordance with the requirements of Section 4.03(b)), (iii) the deposit accounts described in Part III of Schedule XIII (and any other local deposit accounts approved in writing from time to time by the Administrative Agent), so long as debtors on Receivables are not instructed to deposit funds therein and so long as balances in such accounts are swept on a daily basis into the Concentration Account; provided that at any time upon the written request of the Administrative Agent or Required Lenders such accounts shall be terminated or converted to Lockboxes in accordance with the requirements of Section 4.03(b) (in which case the Borrower shall effect such changes as promptly as reasonably possible but in any event within 30 days after its receipt of such request) and
         (iv) the disbursement accounts described in Part IV of Schedule XIII (and any other disbursement accounts approved in writing from time to time by the Administrative Agent), so long as the amounts deposited therein are amounts determined by the Borrower as reasonably necessary to make the disbursements to be made from the respective account and so long as all balances therein are swept at the end of each Business Day into the Concentration Account."

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

         19. The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and by inserting in lieu thereof the following new clause (a):

                  "(a) With respect to any Multiple Draw I Term Loans, Revolving Loans or Swingline Loans maintained as (x) Base Rate Loans, 3.50% per annum and (y) Eurodollar Loans, 4.50% per annum; provided that for all periods occurring on or prior to the First Amendment Effective Date, the Applicable Margins shall be determined in accordance with the provisions of the Credit Agreement as same was in effect before the entering into (and without giving effect to) the First Amendment and any amendment, modification or waiver entered into subsequent thereto."

         20. The definition of "Consolidated EBITDA" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following text immediately before the period appearing at the end of said definition:

                  "provided, that, to the extent that Consolidated EBITDA for the relevant period for which Consolidated EBITDA is then being calculated has actually been reduced by (i) the Amendment Fee, the Additional Fee and any and all legal fees due and payable to legal counsel in connection with the execution of the First Amendment, (ii) any non-cash expenses (so long as all of such expenses were payable solely with common stock and/or Qualified Preferred Stock of the Borrower or any warrants or options for such common stock and/or Qualified Preferred Stock of the Borrower) associated with the issuance of warrants by the Borrower to Yahoo! Inc., (iii) any non-cash compensation expenses relating to stock-based awards (including awards of phantom stock and/or warrants); provided that the only amounts which shall be added back pursuant to this clause (iii) shall be those non-cash compensation expenses which shall never be payable in cash or any other assets or property (other than the issuance of common stock of the Borrower) at any time while any Obligations are outstanding or any Commitments are in existence, (iv) any non-cash compensation expenses to be incurred by the Borrower solely in connection with the forgiveness of certain Indebtedness owed to the Borrower by John Beletic which Indebtedness shall in no event exceed $163,000 and which will be effected pursuant to, and subsequent to the fulfillment of all of the conditions in, the Retention Agreement (so long as no payment of any kind is made, or any additional expenses are incurred, by the Borrower in connection with the matters contemplated in this clause (iv)) and (v) any and all restructuring costs (including costs associated with severance and lease settlements) incurred by the Borrower after the First Amendment Effective Date, so long as the aggregate amount of such restructuring costs for all periods added back pursuant to this clause (v) does not exceed $2,000,000, then any and all of the amounts described in clause (i) through (v) above which reduced Consolidated EBITDA for the relevant period shall be added back in the calculation of Consolidated EBITDA for such period".

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

         21. The definition of "Non-Guarantor Subsidiaries" appearing in Section 11 of the Credit Agreement is hereby amended by adding the following new sentence immediately at the end thereof:

                  "Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement or in any other Credit Document, from and after the First Amendment Effective Date, each of the License Subsidiaries shall cease to constitute Non-Guarantor Subsidiaries."

         22. The definition of "Security Document" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the Cash Collateral Documents" immediately following the reference to "Pledge Agreement" appearing in said definition.

         23. Section 11 of the Credit Agreement is hereby further amended by deleting the definition of "Multiple Draw I Term Loan Commitment Termination Date" appearing therein and by inserting therein the following new definitions in appropriate alphabetical order:

                  "Additional Fee" shall have the meaning provided in Section 3.01(i).

                  "Amendment Fee" shall have the meaning provided in the First Amendment.

                  "Cap Amount" shall mean (i) until December 31, 2000, $55,000,000, (ii) at any time after December 31, 2000 and on or prior to January 31, 2001, $62,000,000 and (iii) at any time after January 31, 2001, $64,450,000; provided that the Cap Amount from time to time in effect as otherwise specified above shall be reduced by the aggregate amount of all mandatory repayments of principal of Multiple Draw I Term Loans and reductions to the Total Multiple Draw I Term Loan Commitment and Total Revolving Loan Commitment in each case occurring after the First Amendment Effective Date and on or prior to the date of the respective determination of the Cap Amount pursuant to any and all of Sections 4.02 and/or 3.03(f). Notwithstanding anything to the contrary contained above, (w) subject to clauses (y) and (z) below, if on any date occurring within two Business Days prior to February 1, 2001, the Borrower intends to incur Loans hereunder (in an aggregate principal amount not to exceed $15,550,000) to fund the payment of regularly accruing interest due and payable on February 1, 2001 in respect of the 15% Senior Discount Notes, and so long as such Loans are otherwise permitted to be incurred pursuant to this Agreement (but for the fact that same may exceed the Cap Amount), the Cap Amount pursuant to clause (ii) above only shall be increased, but not by more than $15,550,000, to the extent needed for the Borrower to incur such Loans in January of 2001 to fund such interest payment; provided that the Administrative Agent shall be satisfied with the arrangements for transferring the proceeds of such Loans directly to the trustee for payment of such regularly accruing interest on the 15% Senior Discount Notes, (x) subject to clauses (y) and (z) below, the Cap Amount pursuant to clause (iii) above shall be increased, but not by more than $15,550,000, by the aggregate amount of cash actually used by the Borrower to pay regularly accruing interest due and payable on February 1, 2001 in respect of the 15% Senior Discount Notes; provided that such increase shall only occur upon the certification of the Borrower to the

         Administrative Agent that such amounts have been paid, or will be paid with the proceeds of Loans to be incurred hereunder within 2 Business Days after the date of the respective certification, in which case the increase shall only occur if the Administrative Agent is reasonably satisfied with arrangements for transferring the proceeds of such Loans directly to the trustee for the payment of such regularly accruing interest on the 15% Senior Discount Notes, (y) the Cap Amount shall at no time (whether pursuant to clause (iii) of the immediately preceding sentence, or preceding clauses (w) or (x) or following clause (z)) be increased to an amount in excess of that specified in clause (ii) of the immediately preceding sentence (as such amount may be reduced from time to time by operation of the proviso to the immediately preceding sentence) until such time as all actions required to be taken pursuant to Sections 4.03(b) and (c) and Section 9.16 (determined as if February 15, 2001 had already occurred), and Section 8.13 with respect to the License Subsidiaries, have been taken to the satisfaction of the Administrative Agent, and (z) subject to the provisions of preceding clauses (w), (x) and (y) above, the Cap Amount may be increased up to, but not to exceed at any time, $100,000,000 (less the aggregate amount of reductions from time to time as specified in the proviso to the first sentence hereof), at such time as (A)(i) the Required Lenders, in their sole discretion, shall have determined that the Borrower has sufficient funds (including any Loans available to be incurred by the Borrower hereunder) to fully fund its business plan and to repay all amounts due pursuant to this Agreement in a timely manner or (ii) the Required Lenders, in their sole discretion, shall have determined that Motorola Inc. shall have made available to the Borrower discounts with respect to the purchase of Advanced Messaging Units at times, on terms, and in amounts, which in the sole discretion of the Required Lenders are sufficient to justify their determination to allow such increase to the Cap Amount and (B) the Required Lenders shall have provided the Borrower with written notice thereof, setting forth the dollar amount or dollar amounts which shall, for purposes of this definition, be substituted for the otherwise applicable amounts specified in the first sentence of the definition hereof. Notwithstanding anything to the contrary contained above, in addition to the adjustments provided above, the Cap Amount may be increased above the amounts which would otherwise be applicable as provided above (but not to exceed $100,000,000 less the aggregate amount of reductions from time to time as specified in the proviso to the first sentence hereof) by the Required Lenders in their sole discretion, any of which increases shall be evidenced by a written notice by the Required Lenders to the Borrower.

                  "Cash Collateral Documents" shall mean the Lockbox Agreements and the Concentration Account Agreement.

                  "Concentration Account" shall have the meaning provided in
         Section 4.03(c).

                  "Concentration Account Agreement" shall have the meaning provided in Section 4.03(c).

                  "Consolidated LTM EBITDA for Advanced Messaging Services" shall mean, for any period, that portion of the Consolidated EBITDA of the Borrower for such period attributable to the Borrower's and its Subsidiaries' Advanced Messaging Services.

                  "First Amendment" shall mean the First Amendment to this Agreement, dated as of December28, 2000.

                  "First Amendment Effective Date" shall mean the date upon which the First Amendment becomes effective in accordance with its terms.

                  "Lease Unit Capital Expenditures" shall mean any and all Capital Expenditures incurred by the Borrower and its Subsidiaries in connection with the leasing of Advanced Messaging Units (including, without limitation, any and all initial capital expenditures associated with making such Advanced Messaging Units available to the subscribers of the Borrower and its Subsidiaries).

                  "Lockbox" shall have the meaning provided in Section
         4.03(b)(i).

                  "Lockbox Agreements" shall have the meaning provided in
         Section 4.03(b)(ii).

                  "Lockbox Bank" shall have the meaning provided in Section 4.03(b)(ii).

                  "Multiple Draw I Term Loan Commitment" shall mean, for each Lender, the sum of its Multiple Draw I Sub-Tranche A Term Loan Commitment, Multiple Draw I Sub-Tranche B Term Loan Commitment and Multiple Draw I Sub-Tranche C Term Loan Commitment.

                  "Multiple Draw I Term Loan Commitment Termination Date" shall mean December 31, 2001.

                  "Percentage" of any Lender at any time shall mean a fraction
         (x) the numerator of which is the outstanding principal amount of Term Loans of such Lender, the Multiple Draw I Term Loan Commitment (if any) of such Lender and the Revolving Loan Commitment (or, after the termination thereof, the outstanding principal of Revolving Loans of such Lender and its RL Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) (if any) of such Lenders and (y) the denominator of which is the aggregate principal amount of all outstanding Term Loans at such time, the Total Multiple Draw I Term Loan Commitment at such time and the Total Revolving Loan Commitment (or, after the termination thereof, the aggregate principal amount of outstanding Revolving Loans and Swingline Loans and the amount of Letter of Credit Outstandings) at such time.

                  "Retention Agreement" shall mean that certain Retention Agreement, dated as of January 3, 2000 between the Borrower and John Beletic.

         24. The Credit Agreement is hereby amended further by adding thereto
(x) new Exhibit N-1 and Exhibit N-2 in the form of Exhibit N-1 and Exhibit N-2 attached hereto and (y) new Schedule XIII in the form of Schedule XIII attached hereto.

II.      Amendments to Security Agreement.

         1. Section 1.1(a) of the Security Agreement is hereby amended by inserting the following text at the beginning of clause (x) appearing in said
Section:

                  "(A) all of such Assignor's Lockboxes and all moneys, securities and instruments deposited or required to be deposited in such Lockboxes, (B) the Concentration Account and all moneys, securities and instruments deposited or required to be deposited in such Concentration Account, (C) each Lockbox Agreement to which such Assignor is a party and each other agreement entered into by such Assignor with any Lockbox Bank and all rights of such Assignor under each such agreement, (D) the Concentration Account Agreement and each other agreement entered into by such Assignor with the Concentration Account Bank and all rights of such Assignor under each such agreement, and (E)".

         2. Section 3 of the Security Agreement is hereby amended by inserting the following new Sections 3.10 and 3.11 immediately following Section 3.9 appearing in said Section 3:

                  "3.10 Lockboxes. Each Assignor has established, or will establish, Lockboxes with one or more financial institutions (each, a "Lockbox Bank") in the manner, and within the time frame, set forth in the Credit Agreement and has notified, or will at the time of the establishment thereof notify, each such Lockbox Bank that any Lockbox maintained with such Lockbox Bank is under the exclusive dominion and control of the Collateral Agent and that all moneys, securities, and instruments deposited in such Lockbox are to be held by such banking institution for the benefit of the Collateral Agent. Furthermore, the relevant Assignor and each Lockbox Bank has duly executed and delivered to the Collateral Agent a Lockbox Agreement in the form required by
         Section 4.03 of the Credit Agreement which Lockbox Agreement, among other things, acknowledges the security interest and the dominion and control of the Collateral Agent in each Lockbox established with such Lockbox Bank. Each Assignor hereby represents and warrants that it does not now maintain, and will not, without the consent of the Collateral Agent pursuant to Section 4.03 of the Credit Agreement, in the future maintain, any other account with any Lockbox Bank other than the Lockboxes and any accounts specifically described in Schedule XIII to the Credit Agreement. Each Assignor has notified, or will on or prior to February 15, 2001 (or such later date, in the case of a given obligor, as the respective obligor first owes Receivables to such Assignor) notify, each obligor with respect to its Receivables to make payments with respect thereto directly into one or more Lockboxes. Each Assignor will also from time to time, as appropriate, continue to notify each obligor with respect to its Receivables to continue making payments with respect thereto directly into one or more Lockboxes.

                  3.11 Concentration Account. The Borrower, as an Assignor, has established, or will as promptly as practicable (and in any event on or prior to February 15, 2001) establish, with a banking institution satisfactory to the Administrative Agent and Collateral Agent (the "Concentration Account Bank"), in the name of the Collateral Agent for the benefit of the Secured Creditors, an account (the "Concentration Account"), which account shall be maintained and managed in accordance with the terms and provisions of the Concentration Account Agreement and into which there shall be deposited all payments made with respect to the Collateral (including, without limitation, all moneys, securities and instruments received in each Lockbox in the manner set forth in the Lockbox Agreement). All money, securities and instruments at any time deposited or held in the Concentration Account hereunder shall be held by the Concentration Account Bank for the benefit of the Collateral Agent. Furthermore, the Borrower and the Concentration Account Bank shall duly execute and deliver to the Collateral Agent a Concentration Account Agreement in the form required by Section 4.03 of the Credit Agreement which Concentration Account Agreement shall, among other things, acknowledge the security interest and the dominion and control of the Collateral Agent in the Concentration Account established with the Concentration Account Bank and shall contain the agreement of the Concentration Account Bank that, following its receipt of a notice from the Collateral Agent, it shall thereafter transmit daily to the Collateral Agent all cash, instruments and other securities and all collected funds received in respect of any securities or instruments deposited in the Concentration Account. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall be entitled to apply any or all amounts then in, or thereafter deposited in, the Concentration Account in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorney's fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by such Assignor."

         3. Article IX of the Security Agreement is hereby amended by inserting the following new definition in alphabetical order:

                  "Concentration Account" shall have the meaning provided in
         Section 3.11.

                  "Concentration Account Agreement" shall have the meaning assigned that term in the Credit Agreement.

                  "Concentration Account Bank" shall have the meaning provided in Section 3.11.

                  "Lockbox" shall have the meaning assigned that term in the Credit Agreement.

                  "Lockbox Agreements" shall have the meaning assigned that term in the Credit Agreement.

                  "Lockbox Bank" shall have the meaning provided in Section
         3.10.

III.     Miscellaneous.

                  1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of

Default on the First Amendment Effective Date, in each case after giving effect to this First Amendment.

                  2. In addition to the representations and warranties made pursuant to preceding Section 1, and in order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) attached hereto as Schedules III, VI, XI and XII are updated Schedules to the corresponding Schedules attached to the Credit Agreement, which are in each case true and correct (based upon the representations and warranties contained in the Credit Agreement) as if the respective Schedules were prepared, and representation and warranty were made, as of the First Amendment Effective Date,
(ii) attached hereto are revised Annexes to the Security Agreement and Pledge Agreement which correspond to the Annexes attached to the Security Agreement and Pledge Agreement, which Annexes attached hereto are in each case true and correct (based upon the representations and warranties contained in the Security Agreement or Pledge Agreement, as the case may be) as if the respective Annexes were prepared and representation and warranty were made as of the First Amendment Effective Date, (iii) as of the First Amendment Effective Date, each Subsidiary of the Borrower continues to meet the criteria specified in the definition of "Non-Guarantor Subsidiaries" contained in the Credit Agreement and, accordingly, each such Subsidiary continues to constitute a Non-Guarantor Subsidiary.

                  3. In addition to the representations and warranties made pursuant to preceding Sections 1 and 2, and in order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) at least $5,000,000 of financing shall be available to, and unutilized by, the Borrower (until drawn down for the purpose hereinafter described) under the vendor line provided to the Borrower by Glenayre to pay for specific equipment ordered by the Borrower prior to the First Amendment Effective Date, and (ii) the only checking, savings or other deposit accounts at any bank or other financial institution where money (or Cash Equivalents) is or may be deposited or maintained by the Borrower or any of its Subsidiaries are accurately described in Schedule XIII to the Credit Agreement (as added by the First Amendment), with (w) the account listed in Part I of Schedule XIII being the Concentration Account maintained by the Borrower on the First Amendment Effective Date, (x) the accounts listed in Part II of Schedule XIII constituting various lockbox accounts maintained by the Borrower on the First Amendment Effective Date, (y) the accounts listed on Part III of Schedule XIII constituting various local deposit accounts maintained for convenience purposes, with the aggregate balances in such accounts being swept on a daily basis to the Concentration Account referenced in preceding clause (x) and (z) the accounts listed on Part IV of Schedule XIII constituting various disbursement accounts maintained by the Borrower, with the aggregate balances in such accounts being swept on a daily basis to the Concentration Account referenced in preceding clause (x).

                  4. The representations and warranties contained above shall constitute representations and warranties made by the Borrower pursuant to a Credit Document, including without limitation for purposes of Section 10.02 of the Credit Agreement.

                  5. The Borrower hereby acknowledges and agrees that, but for the entering into this First Amendment by the Lenders party hereto, it would not be able, on or after January 1, 2001, to incur Loans or other Credit Events pursuant to the terms of the Credit Agreement. In consideration for the Lenders' agreement to enter into this First Amendment, and the access to additional funds it provides the Borrower, the Borrower has agreed to (x) enter into the various agreements and establish the Lockboxes and the Concentration Account as required by Section 4.03 of the Credit Agreement (as amended by the First Amendment) and the related provisions contained in the Security Agreement (as modified by the First Amendment) and (y) cause the License Subsidiaries which cease to constitute Non-Guarantor Subsidiaries to take the actions required pursuant to Section 8.13 of the Credit Agreement.

                  6. The Borrower hereby acknowledges and agrees that all extensions of credit pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, including pursuant to this First Amendment) are secured pursuant to the Security Documents.

                  7. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  8. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  9. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10. This First Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office; provided that if the First Amendment Effective Date does not occur on or prior to December 30, 2000, same shall not thereafter occur. From and after the First Amendment Effective Date, this First Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

                  11. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or Security Agreement, as the case may be, shall be deemed to be references to the Credit Agreement or Security Agreement, as the case may be, as amended hereby.

                  12. The Borrower hereby covenants and agrees that, so long as the First Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the First Amendment Effective Date or (y) 5:00 p.m. (New York City time) on December 29, 2000 (such later date, the "Outside Date"), or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), a non-refundable cash fee (the "Amendment Fee") in an amount (in U.S. dollars) equal to 50 basis points (0.50%) of an amount equal to the sum of the outstanding principal amount of Multiple Draw I Term Loans, Multiple Draw I Term Loan Commitment and Revolving Loan Commitment of such Lender, in each case as same is in effect on the First Amendment Effective Date, which Amendment Fees shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Outside Date.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

                                      WEBLINK WIRELESS, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      BANKERS TRUST COMPANY,
                                         as Administrative Agent, Co-Arranger
                                         and, individually, as Lender,



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                         as Syndication Agent, Co-Arranger and,
                                         individually, as Lender,



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                       FINOVA CAPITAL CORPORATION



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      COAST BUSINESS CREDIT


                                      By
                                        ----------------------------------------
                                        Name:
                                        Title: